Exhibit 99

Form 4 Joint Filer Information


Name:				Virginia Surety Company
	(formerly known as Combined
	Specialty Insurance Company)

Address:				200 East Randolph Street
					Chicago, IL 60601

Designated Filer:		Aon Corporation

Issuer & Ticker Symbol:	Endurance Specialty Holdings
					Ltd. (ENH)

Date of Event
Requiring Statement:	November 5, 2003

Signature:			By:  /s/ Jennifer L. Kraft
					pursuant to a power of
					attorney




Name:				Combined Insurance Company of
					America

Address:				200 East Randolph Street
					Chicago, IL 60601

Designated Filer:		Aon Corporation

Issuer & Ticker Symbol:	Endurance Specialty Holdings
					Ltd. (ENH)

Date of Event
Requiring Statement:	November 5, 2003

Signature:			By:  /s/ Jennifer L. Kraft
					pursuant to a power of
					attorney



Name:				Resource Life Insurance
					Company

Address:				200 East Randolph Street
					Chicago, IL 60601

Designated Filer:		Aon Corporation

Issuer & Ticker Symbol:	Endurance Specialty Holdings
					Ltd. (ENH)

Date of Event
Requiring Statement:	November 5, 2003

Signature:			By:  /s/ Jennifer L. Kraft
					pursuant to a power of
					attorney



Name:				London General Insurance
					Company Ltd.

Address:				200 East Randolph Street
					Chicago, IL 60601

Designated Filer:		Aon Corporation

Issuer & Ticker Symbol:	Endurance Specialty Holdings
					Ltd. (ENH)

Date of Event
Requiring Statement:	November 5, 2003

Signature:			By:  /s/ Jennifer L. Kraft
					pursuant to a power of
					attorney



Name:				Sterling Life Insurance
					Company

Address:				200 East Randolph Street
					Chicago, IL 60601

Designated Filer:		Aon Corporation

Issuer & Ticker Symbol:	Endurance Specialty Holdings
					Ltd. (ENH)

Date of Event
Requiring Statement:	November 5, 2003

Signature:			By:  /s/ Jennifer L. Kraft
					pursuant to a power of
					attorney



Name:				Combined Life Assurance
					Company of Europe Ltd.

Address:				200 East Randolph Street
					Chicago, IL 60601

Designated Filer:		Aon Corporation

Issuer & Ticker Symbol:	Endurance Specialty Holdings
					Ltd. (ENH)

Date of Event
Requiring Statement:	November 5, 2003

Signature:			By:  /s/ Jennifer L. Kraft
					pursuant to a power of
					attorney